Exhibit 99.2
                                 ------------
               CSC Computational Materials dated December 16, 2004

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------
                  Class AF-1 Available Funds Rate Schedule (1)
                  -------------------------------------------

------------------------------------------------------------------------------
                  Available Funds      Available Funds
  Period              Rate (%)             Rate (%)
-------------    ------------------    --------------------
                         (2)                    (3)
     1                  7.246                  7.246
     2                  6.077                  9.000
     3                  6.728                  9.000
     4                  6.077                  9.000
     5                  6.279                  9.000
     6                  6.077                  9.000
     7                  6.279                  9.000
     8                  6.077                  9.000
     9                  6.076                  9.000
     10                 6.279                  9.000
     11                 6.076                  9.000
     12                 6.272                  9.000
     13                 6.065                  9.000
     14                 6.065                  9.000
     15                 6.715                  9.000
     16                 6.065                  9.000
     17                 6.267                  9.000
     18                 6.065                  9.000
     19                 6.267                  9.000
     20                 6.065                  9.000
     21                 6.065                  9.000
     22                 6.267                  9.000
-----------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.407%, 6-Month LIBOR stays at 2.710%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                           Computational Materials for
SECURITIES CORPORATION                        Countrywide Asset-Backed Certificates, Series 2004-15
  A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------
                             Class 1-AV-1 Available Funds Rate Schedule (1)
                             ----------------------------------------------

--------------------------------------------------   --------------------------------------------------
               Available Funds    Available Funds                   Available Funds    Available Funds
  Period          Rate (%)           Rate (%)          Period          Rate (%)           Rate (%)
-------------  ------------------ ----------------   -------------  ------------------ ----------------
                    (2)               (3)                               (2)                (3)
    1              7.360             7.360               47            8.223             10.500
    2              6.172             8.500               48            8.501             10.500
    3              6.845             8.500               49            8.223             11.500
    4              6.172             8.500               50            8.223             11.500
    5              6.382             8.500               51            9.116             11.862
    6              6.173             8.500               52            8.223             11.500
    7              6.382             8.500               53            8.501             11.500
    8              6.172             8.500               54            8.223             11.500
    9              6.172             8.500               55            8.501             12.436
    10             6.382             8.500               56            8.223             12.031
    11             6.173             8.500               57            8.223             12.031
    12             6.382             8.500               58            8.501             12.436
    13             6.173             8.500               59            8.223             12.031
    14             6.173             8.500               60            8.501             12.449
    15             6.846             8.500               61            8.223             12.851
    16             6.172             8.500               62            8.223             12.851
    17             6.382             8.500               63            9.116             14.240
    18             6.173             8.500               64            8.223             12.851
    19             6.382             8.500               65            8.501             13.283
    20             6.173             8.500               66            8.223             12.851
    21             6.173             8.500               67            8.501             13.283
    22             6.383             8.500               68            8.223             12.851
    23             6.193             8.500               69            8.223             12.851
    24             6.491             8.500               70            8.501             13.283
    25             6.278             9.500               71            8.223             12.851
    26             6.277             9.500               72            8.501             13.283
    27             6.955             9.500               73            8.223             12.851
    28             6.271             9.500               74            8.223             12.851
    29             6.484             9.500               75            9.116             14.240
    30             6.284             9.500               76            8.223             12.851
    31             6.502             9.500               77            8.501             13.283
    32             6.289             9.500               78            8.224             12.851
    33             6.289             9.500               79            8.501             13.283
    34             6.502             9.500               80            8.224             12.851
    35             6.290             9.500               81            8.224             12.851
    36             6.527             9.500               82            8.501             13.283
    37             7.802             10.500              83            8.224             12.851
    38             7.802             10.500              84            8.501             13.283
    39             8.348             10.500              85            8.224             12.851
    40             7.802             10.500              86            8.224             12.851
    41             8.066             10.500              87            8.798             13.745
    42             7.808             10.500              88            8.224             12.851
    43             8.501             10.500              89            8.501             13.283
    44             8.223             10.500        -------------------------------------------------------
    45             8.223             10.500
    46             8.501             10.500
------------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.407%, 6-Month LIBOR stays at 2.710%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                           Computational Materials for
SECURITIES CORPORATION                        Countrywide Asset-Backed Certificates, Series 2004-15
  A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------
                        Class 2-AV Available Funds Rate Schedule (1)
                        --------------------------------------------

--------------------------------------------------   --------------------------------------------------
                Available Funds    Available Funds                   Available Funds    Available Funds
Period              Rate (%)           Rate (%)          Period          Rate (%)           Rate (%)
-------------  ------------------ ----------------   -------------  ------------------ ----------------
                     (2)                (3)                               (2)               (3)
    1              7.813              7.813              47             8.884             10.500
    2              6.552              8.500              48             9.183             10.500
    3              7.254              8.500              49             8.886             11.500
    4              6.552              8.500              50             8.887             11.500
    5              6.770              8.500              51             9.839             12.427
    6              6.552              8.500              52             8.887             11.500
    7              6.771              8.500              53             9.183             11.603
    8              6.553              8.500              54             8.887             11.500
    9              6.553              8.500              55             9.184             12.860
    10             6.771              8.500              56             8.887             12.445
    11             6.552              8.500              57             8.887             12.445
    12             6.771              8.500              58             9.184             12.860
    13             6.554              8.500              59             8.888             12.448
    14             6.553              8.500              60             9.184             12.877
    15             7.256              8.500              61             8.888             13.119
    16             6.553              8.500              62             8.888             13.119
    17             6.772              8.500              63             9.840             14.524
    18             6.553              8.500              64             8.888             13.119
    19             6.773              8.500              65             9.184             13.556
    20             6.559              8.500              66             8.888             13.119
    21             6.563              8.500              67             9.184             13.556
    22             6.798              8.500              68             8.888             13.119
    23             6.639              8.500              69             8.888             13.119
    24             7.006              8.500              70             9.184             13.556
    25             6.779              9.500              71             8.888             13.119
    26             6.774              9.500              72             9.184             13.556
    27             7.486              9.500              73             8.888             13.119
    28             6.762              9.500              74             8.888             13.119
    29             6.989              9.500              75             9.841             14.525
    30             6.770              9.500              76             8.888             13.119
    31             7.005              9.500              77             9.185             13.556
    32             6.779              9.500              78             8.888             13.119
    33             6.779              9.500              79             9.185             13.556
    34             7.005              9.500              80             8.889             13.119
    35             6.784              9.500              81             8.889             13.119
    36             7.076              9.500              82             9.185             13.556
    37             8.344             10.500              83             8.889             13.119
    38             8.344             10.500              84             9.185             13.556
    39             8.919             10.500              85             8.889             13.119
    40             8.344             10.500              86             8.889             13.119
    41             8.626             10.500              87             9.502             14.024
    42             8.357             10.500              88             8.889             13.119
    43             9.179             10.500              89             9.185             13.557
    44             8.883             10.500           ------------------------------------------------
    45             8.883             10.500
    46             9.179             10.500
    -----------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.407%, 6-Month LIBOR stays at 2.710%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)
-----------------------------                                           Computational Materials for
SECURITIES CORPORATION                        Countrywide Asset-Backed Certificates, Series 2004-15
  A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------
                   Floating Rate Subordinate Available Funds Rate Schedule (1)
                   -----------------------------------------------------------

--------------------------------------------------   --------------------------------------------------
                Available Funds    Available Funds                   Available Funds    Available Funds
Period              Rate (%)           Rate (%)          Period          Rate (%)           Rate (%)
-------------  ------------------ ----------------   -------------  ------------------ ----------------
                    (2)                (3)                               (2)                (3)
    1              7.624              7.624              47             8.562              10.178
    2              6.394              8.500              48             8.848              10.824
    3              7.079              9.185              49             8.563              11.134
    4              6.394              7.815              50             8.563              11.500
    5              6.607              8.713              51             9.480              12.677
    6              6.394              8.287              52             8.563              10.984
    7              6.608              8.713              53             8.848              11.866
    8              6.395              8.287              54             8.563              11.133
    9              6.395              8.500              55             8.849              12.676
    10             6.608              8.713              56             8.563              12.267
    11             6.395              8.287              57             8.563              12.267
    12             6.608              8.713              58             8.849              12.676
    13             6.395              8.287              59             8.563              12.268
    14             6.395              8.500              60             8.849              12.691
    15             7.080              9.185              61             8.563              13.026
    16             6.395              7.815              62             8.564              13.026
    17             6.608              8.713              63             9.481              14.422
    18             6.395              8.287              64             8.564              13.026
    19             6.609              8.713              65             8.849              13.461
    20             6.397              8.287              66             8.564              13.027
    21             6.399              8.500              67             8.849              13.461
    22             6.620              8.714              68             8.564              13.027
    23             6.442              8.285              69             8.564              13.027
    24             6.769              8.719              70             8.849              13.461
    25             6.551              9.281              71             8.564              13.027
    26             6.547              9.500              72             8.849              13.461
    27             7.240              10.202             73             8.564              13.027
    28             6.539              8.797              74             8.564              13.027
    29             6.758              9.719              75             9.482              14.422
    30             6.550              9.279              76             8.564              13.027
    31             6.775              9.722              77             8.850              13.461
    32             6.557              9.278              78             8.564              13.027
    33             6.557              9.500              79             8.850              13.461
    34             6.775              9.722              80             8.564              13.027
    35             6.559              9.277              81             8.564              13.027
    36             6.819              9.726              82             8.850              13.461
    37             8.091              10.224             83             8.564              13.027
    38             8.091              10.500             84             8.850              13.461
    39             8.649              11.072             85             8.564              13.027
    40             8.091              9.928              86             8.564              13.027
    41             8.363              10.777             87             9.155              13.925
    42             8.100              10.220             88             8.564              13.027
    43             8.847              10.822             89             8.850              13.461
    44             8.561              10.178         ----------------------------------------------------
    45             8.561              10.500
    46             8.847              10.822
-------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.407%, 6-Month LIBOR stays at 2.710%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.